UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2025

AIRO Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42600	88-0812695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8444 Westpark Drive Suite 840 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 338-2343

5001 Indian School Road NE, Suite 100

Albuquerque, New Mexico 87110

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	AIRO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 14, 2025, AIRO Group Holdings, Inc. (the “Company”) entered into a Deed of Lease (the “Lease”) with Westpark Corporate Center, L.L.C., a Delaware limited liability company (“Landlord”), pursuant to which the Company will lease from Landlord approximately 2,815 rentable square feet of office space (the “Facility”) located at 8444 Westpark Drive, Suite 840, McLean, Virginia 22102. The Facility will serve as the new principal executive offices of the Company.

The Lease has an initial term of 65 months, commencing on November 1, 2025, subject to the Company’s option to extend the term for one additional period of five consecutive years. The Company’s monthly base rent obligation for the Facility initially will be $10,556.25, representing annual base rent of $126,675.00 for the first lease year. Base rent will increase annually by 2.50% each year during the lease term. The Company’s obligation to pay base rent will be 100% abated for the first five months of the lease term, commencing on the rent commencement date.

The Company will provide a security deposit of $31,668.75. Commencing on the first day of the second lease year, the Company is obligated to pay its proportionate share (1.28%) of operating charges and real estate taxes that exceed base year amounts. The Facility will be used solely for general office purposes.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Deed of Lease, dated October 14, 2025, between Westpark Corporate Center, L.L.C. and AIRO Group Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRO GROUP HOLDINGS, INC.

By:	/s/ Joseph D. Burns
Captain Joseph D. Burns
Chief Executive Officer

Dated: October 17, 2025